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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 5, 1996
                                                   -----------------------------

                        LAZARE KAPLAN INTERNATIONAL INC.
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             (Exact Name of registrant as specified in its charter)

           Delaware                      1-7848                 13-2728690
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(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

529 Fifth Avenue, New York, New York                         10017
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (212) 972-9700
                                                     ---------------------------

                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

         2. Cooperation Agreement, dated July 5, 1996, between Lazare Kaplan International Inc. and AK Almazi Rossii Sakha (confidential portions have been omitted and filed separately with the Commission).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        LAZARE KAPLAN INTERNATIONAL INC.
                                        (Registrant)

Date:  November 15, 1996                 By:  /s/ Sheldon L. Ginsberg
                                             -------------------------
                                                    Sheldon L. Ginsberg
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                        2


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